UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                      November 15, 2005 (November 8, 2005)

                                  Red Hat, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             000-26281                                   06-1364380
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      (Commission File Number)               (IRS Employer Identification No.)

   1801 Varsity Drive, Raleigh, North Carolina                   27606
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    (Address of Principal Executive Offices)                   (Zip Code)

                                 (919) 754-3700
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 (d). Departure of Directors or Principal Officers; Election of
               Directors; Appointment of Principal Officers


On November 8, 2005, the Board of Directors of Red Hat, Inc. (the "Company") elected Dr. Narendra Kumar Gupta to serve on the Company's Board of Directors starting on November 16, 2005. In addition, the Board of Directors' Nominating and Corporate Governance Committee has recommended to the Board of Directors that Dr. Gupta be appointed to the Compensation Committee and the Nominating and Corporate Governance Committee of the Company's Board of Directors. In accordance with the Company's 2004 Director Compensation Plan, Dr. Gupta will be eligible to receive cash payments and equity awards as compensation for his services to the Company.

Dr. Gupta, age 57, has been director and Vice Chairman of Wind River Systems, Inc. ("Wind River") since February 2000, positions to which he was named in connection with Wind River's acquisition of Integrated Systems, Inc. Dr. Gupta was a founder, Chairman of the Board and Chief Executive Officer of Integrated Systems, Inc., which was established in 1980. Dr. Gupta also served as Interim President and Chief Executive Officer of Wind River from June 2003 to January 2004. He currently serves as a director of TIBCO Software Inc. and is on the Board of Directors of several privately-held companies and non-profit organizations. Dr. Gupta holds a B.Tech in engineering from the India Institute of Technology, an M.S. in engineering from the California Institute of Technology and a Ph.D. in engineering from Stanford University.

A copy of the press release announcing Dr. Gupta's appointment to the Board of Directors is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

      (c)   Exhibits

            Exhibit 99.1 - Press Release, dated November 15, 2005


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2005                         RED HAT, INC.


                                                By:    /s/ DeLisa K. Alexander
                                                  ------------------------------
                                                Name:  DeLisa K. Alexander
                                                Title: Assistant Secretary


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                                  EXHIBIT INDEX

Exhibit No.             Description
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99.1                    Press Release, dated November 15, 2005